Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                    Financial Statements for the Period Ended
                               September 30, 1997

                                 [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message

October 31, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

Enclosed you will find the annual statement for the Standish International Equity Fund. Please note that it is a nine-month reporting period for the fiscal year ending September 30, 1997, as the fund has changed its fiscal year end from December to September in order to streamline our reporting process.

As of September 1997, Standish, Ayer & Wood managed assets for its clients of approximately $36.7 billion, including the Standish mutual fund assets of $5.3 billion. The principal clients of the firm are corporate pension trusts, state and local governmental units, insurance companies, endowments and foundations, and high net worth individuals. The firm remains independent and is owned by investment professionals active in the operation of the business.

During the last nine months, the financial markets have generally registered very positive rates of return. The U.S. equity markets as measured by the Standard & Poor's 500 Index or the Russell 2000 Growth Index have recorded total rates of return of 29.64% and 23.02%, respectively. Foreign equity markets, as benchmarked by the Morgan Stanley Capital International Index, have lagged behind these strong domestic returns with a return of 10.42%.

During the last year, we at Standish have continued to add resources to both investment research and shareholder servicing. We remain confident that we have the resources and the organization to do a superior investment management job, and we will be working hard to fulfill your expectations in the years ahead. We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Edward H. Ladd
Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                        Management Discussion & Analysis

Attractive returns in international equity markets during the first nine months of 1997 were once again overshadowed by the continuing surge in U.S. equity prices. The return of the MSCI EAFE index was 10.37%, while the Standish International Equity Fund achieved a return of 7.65%.

So far in 1997, Europe has provided an attractive investment environment, while the Pacific markets have been weak. All fourteen European markets in the EAFE index rose at least 18% in local currency terms, with eight rising more than 40%. The strong dollar reduced the value of those returns to U.S. investors by about 12% on average. In the Pacific, Hong Kong provided the best return, 5.4% in both local and dollar terms, while Japan was virtually flat in local terms, and down 5.3% in dollar terms. Emerging markets also provided starkly different returns by region, with the MSCI EM Latin America Index up 44.5% in dollars, and the MSCI EM Asia Index off 17.8%, in dollars. Altogether, emerging markets trailed developed markets, as the MSCI Emerging Markets Index was up only 5.4%.

The year was one of considerable change for the Fund, as the portfolio was extensively repositioned to focus on stock selection for the first time, after eight years of relying solely on country weightings to add value. The good news is that these new stock selection processes have worked well, adding value across the total portfolio and in ten of the thirteen markets in which we were invested. Unfortunately, our experience in country weighting was not as positive. Our process of favoring markets with low relative price multiples while avoiding markets with high relative price multiples did not work well in the first nine months of 1997, as valuations continued to widen the divergence between cheap and dear markets. During 1997, we have greatly reduced our reliance upon our country weighting process, bringing country weightings closer to those of the benchmark, while increasing the focus on our stock selection process.

The Fund started the year significantly underweight in the core European markets of Germany, Switzerland, and the Netherlands, holding overweights in many smaller European markets such as Austria and Belgium, where price multiples were relatively cheap. This strategy did not work well, as the core European markets provided higher returns. We increased our exposure to core Europe during the course of 1997 to a level similar to the benchmark. During the summer our small overweight positions in Singapore and Malaysia performed poorly as a currency crisis was exacerbated by government over-reaction in restricting trading.

Stock selection was particularly strong in Germany and Singapore where we outperformed the index by 12%, and the U.K., Belgium and France, where we outperformed the index by 7% each. These returns were achieved using a disciplined process similar in philosophy to the security selection processes followed by our domestic equity management at Standish. This process focuses on companies with improving business momentum and reasonable valuation. Stock selection will continue to be an increasingly important element in the Standish International Equity Fund in the coming year.

We thank you for your continued support and will work diligently to earn and reward that support in the coming year.


/s/ Remi J. Browne
Remi Browne

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

             Comparison of Change in Value of $100,000 Investment in
              Standish International Equity Fund and the EAFE Index


                                [GRAPHIC OMITTED]

[The following table was represented as a line graph in the printed materials.]

                                          Standish
                                       International
                                        Equity Fund      EAFE
                                        -----------      ----
          Inception  12/8/88               100000       100000
                    12/31/88               100350       100600
                     1/31/89               101450       102411
                     2/28/89                99900       102923
                     3/30/89                99600       100864
                     4/30/89               103400       101772
                     5/31/89               100300        96276
                     6/30/89               100750        94640
                     7/31/89               110384       106564
                     8/31/89               110485       101769
                     9/30/89               112818       106450
                    10/31/89               106835       102192
                    11/30/89               110942       107302
                    12/31/89               119206       111272
                     1/31/90               118948       107155
                     2/28/90               117194        99654
                     3/30/90               119103        89290
                     4/30/90               116420        88576
                     5/31/90               123438        98674
                     6/30/90               126018        97785
                     7/31/90               132212        99154
                     8/31/90               117358        89536
                     9/30/90               102925        77091
                    10/31/90               110640        89117
                    11/30/90               109065        83859
                    12/31/90               107963        85201
                     1/31/91               110801        87927
                     2/28/91               120173        97380
                     3/31/91               115139        91537
                     4/30/91               116639        92434
                     5/31/91               118352        93358
                     6/30/91               111658        86543
                     7/31/91               116950        90792
                     8/31/91               115384        88976
                     9/30/91               119217        93995
                    10/31/91               121269        95320
                    11/30/91               115654        90840
                    12/31/91               120621        95527
                     1/31/92               120567        93493
                     2/29/92               119643        90146
                     3/31/92               114482        84196
                     4/30/92               115786        84592
                     5/31/92               120241        90251
                     6/30/92               115188        85973
                     7/31/92               112137        83772
                     8/31/92               111483        89025
                     9/30/92               109194        87244
                    10/31/92               107342        82672
                    11/30/92               107941        83450
                    12/31/92               108595        83884
                     1/31/93               108595        83884
                     2/28/93               111559        86417
                     3/31/93               116446        93952
                     4/30/93               119410       102868
                     5/31/93               120948       105039
                     6/30/93               120069       103400
                     7/31/93               123818       107019
                     8/31/93               132418       112798
                     9/30/93               130213       110204
                    10/31/93               139309       113598
                    11/30/93               135064       103715
                    12/31/93               150169       111204
                     1/31/94               159323       120611
                     2/28/94               152359       120274
                     3/31/94               141352       115090
                     4/30/94               145789       119970
                     5/31/94               146856       119286
                     6/30/94               141268       120968
                     7/31/94               146131       122141
                     8/31/94               150766       125036
                     9/30/94               145273       121097
                    10/31/94               147104       125130
                    11/30/94               142012       119111
                    12/31/94               139645       119861
                     1/31/95               132457       115259
                     2/28/95               129860       114936
                     3/31/95               132578       122097
                     4/30/95               137893       126687
                     5/31/95               138135       125180
                     6/30/95               135974       122989
                     7/31/95               142943       130646
                     8/31/95               138095       125662
                     9/30/95               139246       128116
                    10/31/95               134884       124672
                    11/30/95               138034       128141
                    12/31/95               142640       133304
                     1/31/96               145972       133851
                     2/29/96               145124       134303
                     3/31/96               146033       137150
                     4/30/96               153789       141138
                     5/31/96               152153       138541
                     6/30/96               153168       139321
                     7/31/96               147904       135249
                     8/31/96               146964       135545
                     9/30/96               151413       139146
                    10/31/96               148092       137722
                    11/30/96               155362       143202
                    12/31/96               153255       141360
                     1/31/97               149696       136412
                     2/28/97               152398       138643
                     3/31/97               150619       139143
                     4/30/97               150355       139881
                     5/31/97               160968       148987
                     6/30/97               168472       157196
                     7/31/97               170851       159743
                     8/31/97               157695       147810
                     9/30/97               114482        84196

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                       Statement of Assets and Liabilities
                               September 30, 1997

Assets
  Investments at value (Note 1A) (identified cost, $48,159,981)                $48,697,402
  Cash                                                                             319,680
  Receivable for investments sold                                                2,526,237
  Interest and dividends receivable                                                127,911
  Receivable for variation margin on open financial futures
    contracts (Note 6)                                                               2,205
  Unrealized appreciation on forward foreign currency exchange
    contracts (Note 6)                                                               2,905
  Receivable for foreign dividend tax reclaims                                      69,227
  Prepaid expenses                                                                   2,648
                                                                               -----------
     Total assets                                                               51,748,215

Liabilities

  Payable for investments purchased                             $ 1,816,611
  Payable for Fund shares redeemed                                  375,615
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 6)                                       4,912
  Accrued accounting, custody and transfer agent fees                25,155
  Accrued expenses and other liabilities                             28,585
                                                                -----------
     Total liabilities                                                           2,250,878
                                                                               -----------
Net Assets                                                                     $49,497,337
                                                                               ===========
Net Assets consist of:

  Paid-in capital                                                              $44,624,008
  Undistributed net investment income                                              203,249
  Accumulated net realized gain                                                  4,140,985
  Net unrealized appreciation                                                      529,095
                                                                               ===========
     Total Net Assets                                                          $49,497,337
                                                                               ===========

Shares of beneficial interest outstanding                                        2,100,374
                                                                               ===========
Net asset value, offering price and redemption price per share
  (Net assets/Shares outstanding)                                              $     23.57
                                                                               ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                            Statements of Operations

                                                       Nine Months
                                                          Ended               Year Ended
                                                    September 30, 1997    December 31, 1996
                                                   --------------------  -------------------
Investment Income
  Dividend income (net of foreign withholding
    taxes of $136,256 and $90,911, respectively)        $  934,913           $   771,708
  Interest income                                           49,228               403,047
                                                        ----------           -----------
     Total investment income                               984,141             1,174,755

Expenses
  Investment advisory fee (Note 2)                         300,055               410,099
  Accounting, custody and transfer agent fees              157,669               183,804
  Audit services                                            40,828                35,184
  Legal fees                                                17,081                11,762
  Registration fees                                          8,724                 8,866
  Insurance expense                                          3,346                 2,683
  Trustees fees (Note 2)                                     1,640                 1,955
  Miscellaneous                                              2,058                 2,819
                                                        ----------           -----------
     Total expenses                                        531,401               657,172

Deduct --
  Waiver of investment advisory fee (Note 2)              (215,367)             (402,258)
                                                        ----------           -----------
     Net expenses                                          316,034               254,914
                                                        ----------           -----------
       Net investment income                               668,107               919,841
                                                        ----------           -----------

Realized and Unrealized Gain (Loss) on Investments
  Net realized gain (loss)
     Investment security transactions                    3,967,938             3,795,947
     Financial futures contracts                           192,113               744,905
     Foreign currency transactions and forward
       foreign currency exchange contracts                 128,043               (20,322)
                                                        ----------           -----------
       Net realized gain                                 4,288,094             4,520,530

  Change in unrealized appreciation (depreciation)

     Investment securities                                (597,441)           (1,582,054)
     Financial futures contracts                             1,602              (195,226)
     Foreign currency and forward foreign
       currency exchange contracts                        (210,758)              264,316
                                                        ----------           -----------
       Net change in unrealized appreciation
         (depreciation)                                   (806,597)           (1,512,964)
                                                        ----------           -----------
     Net realized and unrealized gain                    3,481,497             3,007,566
                                                        ----------           -----------
Net increase in net assets from operations              $4,149,604           $ 3,927,407
                                                        ==========           ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                       Statements of Changes in Net Assets

                                        Nine Months
                                           Ended         Year Ended      Year Ended
                                       September 30,    December 31,    December 31,
                                           1997            1996             1995
                                      ---------------  --------------  ---------------
Increase (decrease) in net assets
From operations
  Net investment income                $    668,107     $    919,841     $   1,535,925
  Net realized gain                       4,288,094        4,520,530           555,805
  Change in unrealized appreciation
    (depreciation)                         (806,597)      (1,512,964)       (1,331,247)
                                       ------------     ------------     -------------
  Net increase in net assets from
    operations                            4,149,604        3,927,407           760,483
                                       ------------     ------------     -------------

Distributions to Shareholders
  From net investment income               (601,863)        (993,584)               --
  From net realized gains on
    investments                          (2,427,615)      (2,991,390)         (293,380)
                                       ------------     ------------     -------------
  Total distributions to
    shareholders                         (3,029,478)      (3,984,974)         (293,380)
                                       ------------     ------------     -------------

Fund Share (principal)
Transactions (Note 4)
  Net proceeds from sale of shares        5,984,646        3,568,994        12,167,766
  Net asset value of shares issued
    to shareholders in payment of
    distributions declared                2,684,361        3,425,523           272,750
  Cost of shares redeemed                (8,030,311)     (18,671,701)      (57,868,870)
                                       ------------     ------------     -------------
  Net increase (decrease) in net
    assets from Fund share
    transactions                            638,696      (11,677,184)      (45,428,354)
                                       ------------     ------------     -------------
  Net increase (decrease) in net
    assets                                1,758,822      (11,734,751)      (44,961,251)

Net Assets
  At beginning of period                 47,738,515       59,473,266       104,434,517
                                       ------------     ------------     -------------

  At end of period (including
    undistributed net investment
    income of $203,249, $8,961 and
    $103,026, respectively)            $ 49,497,337     $ 47,738,515     $  59,473,266
                                       ============     ============     =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                              Financial Highlights

                                  Nine Months
                                    Ended
                                 September 30,               Year Ended December 31,
                                     1997      ----------------------------------------------------
                                   (Note 1F)     1996       1995       1994       1993       1992+
                                    -------    -------    -------    --------    -------    -------
Net asset value,
  beginning of period               $ 23.25    $ 23.54    $ 23.12    $  26.74    $ 19.78    $ 22.20
                                    -------    -------    -------    --------    -------    -------
Income from investment operations
  Net investment income*               0.39       0.47       0.04        0.21       0.26       0.26
  Net realized and
    unrealized gain
    (loss) on
    investments                        1.44       1.28       0.45       (2.08)      7.29      (2.47)
                                    -------    -------    -------    --------    -------    -------
Total from investment
  operations                           1.83       1.75       0.49       (1.87)      7.55      (2.21)
                                    -------    -------    -------    --------    -------    -------
Less distributions to shareholders
  From net investment
    income                            (0.30)     (0.51)        --       (0.12)     (0.23)     (0.21)
  In excess of net
    investment income                    --         --         --          --      (0.36)        --
  From net realized
    gains on
    investments                       (1.21)     (1.53)     (0.07)      (1.63)        --         --
                                    -------    -------    -------    --------    -------    -------
  Total distributions
    to shareholders                   (1.51)     (2.04)     (0.07)      (1.75)     (0.59)     (0.21)
                                    -------    -------    -------    --------    -------    -------
  Net asset value, end
    of period                       $ 23.57    $ 23.25    $ 23.54    $  23.12    $ 26.74    $ 19.78
                                    =======    =======    =======    ========    =======    =======
Total return                           7.65%      7.44%      2.14%      (6.99)%    38.27%     (9.95)%

Ratios (to average daily net
  assets)/Supplemental Data
  Expenses                             0.84%++    0.50%      1.22%       1.23%      1.34%      1.53%
  Net investment income                1.78%++    1.80%      1.76%       1.52%      1.09%      1.18%
  Portfolio Turnover                    155%       163%       108%         75%        98%        98%
  Average broker
    commission per
    share (1)                       $0.0137    $0.0092         --          --         --         --
  Net assets, end of
    period (000's
    omitted)                        $49,497    $47,739    $59,473    $104,435    $92,419    $56,539

* For the nine months ended September 30, 1997 and the year ended December 31, 1996, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee. In the absence of this agreement, the net investment income per share and the ratios would have been:

Net investment income
  per share                         $  0.29    $  0.27         --          --         --         --
Ratios (to average
  daily net assets):
     Expenses                          1.42%++    1.29%        --          --         --         --
     Net investment
     income                            1.20%++    1.01%        --          --         --         --

-------------
+  Audited by other auditors.
++ Computed on an annualized basis.

(1)Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                  Schedule of Investments - September 30, 1997

                                                                         Value
Security                                                   Shares      (Note 1A)
--------------------------------------------------------------------------------
EQUITIES -- 98.0%

Austria -- 2.5%
Brau-Union Goess-Reininghaus                               2,600      $  155,652
Creditanstalt-Bankverein                                   7,500         473,671
Oemv AG                                                    2,150         321,607
Wienerberger Baustoff Ind                                  1,300         271,825
                                                                      ----------
                                                                       1,222,755
                                                                      ----------

Belgium -- 4.8%
Banque Bruxelles Lampert SA                                1,550         400,432
Electrabel SA                                              1,700         357,333
Fortis AG                                                  1,900         381,600
Glaverbel                                                  2,850         464,976
Groupe Bruxelles Lambert SA                                1,900         302,143
Petrofina SA                                                 700         274,920
Soc Gen Belgique Parts De Res. NPV                         1,900         177,209
                                                                      ----------
                                                                       2,358,613
                                                                      ----------

Denmark -- 3.0%
Aarhus Oliefabrik                                          3,000         161,067
Dfds A/s                                                     400         404,635
Nordiske Kabel Traadfabri                                  2,200         170,611
Radiometer                                                 3,400         159,207
Sas Danmark                                               14,000         233,845
Unidanmark                                                 5,700         369,782
                                                                      ----------
                                                                       1,499,147
                                                                      ----------

Finland -- 2.3%
Merita Ltd.                                               67,000         319,066
Nokia AB                                                   5,600         528,051
Upm-Kymmeme                                               10,700         298,423
                                                                      ----------
                                                                       1,145,540
                                                                      ----------

France -- 4.6%
Accor French Ord                                           2,400         444,474
Compagnie Financiere Paribas French Ord                    4,200         312,268
Elf Gabon SA                                                 600         139,811
Labinal                                                      600         172,254
Lafarge Coppee French                                      2,800         205,718
Renault SA*                                               18,200         540,956
Total S.A., Series B                                       2,500         286,837
Vallourec                                                  2,200         149,182
                                                                      ----------
                                                                       2,251,500
                                                                      ----------

Germany -- 9.4%
Agiv AG*                                                  28,200         685,189
Commerzbank AG                                            24,800         896,828
Continental AG Dm50                                       19,000         490,451

    The accompanying notes arean integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                  Schedule of Investments - September 30, 1997

                                                                         Value
Security                                                   Shares      (Note 1A)
--------------------------------------------------------------------------------

Germany (continued)
Daimler Benz                                                 7,000    $  579,393
DBV Holding AG Registered Shares                             1,900       698,950
Deutsche Telekom AG                                         17,000       330,060
Douglas Holding AG                                          10,000       393,415
Heidelberger Zement AG                                       7,365       589,534
                                                                      ----------
                                                                       4,663,820
                                                                      ----------

Hong Kong -- 3.6%
Great Eagle Holdings Ltd.                                  157,000       433,152
Hang Lung Development Co.                                  103,000       193,662
Hong Kong Telecom                                           56,000       126,640
Jardine Intl. Motor Holdings Ordinary Shares               112,000       120,850
Johnson Electric Holdings-500                              101,000       275,389
Regal Hotel International                                      800           207
Swire Pacific Ltd., Class A                                 50,000       382,826
Wing Lung Bank                                              44,000       260,981
                                                                      ----------
                                                                       1,793,707
                                                                      ----------

Ireland -- 3.4%
Allied Irish Banks PLC                                      47,000       414,812
CRH PLC                                                     30,400       346,099
Fii Fyffes PLC 1                                           300,000       436,200
Hibernian Group PLC                                         49,300       333,322
Smurfit (Jefferson) Group                                   51,500       172,226
                                                                      ----------
                                                                       1,702,659
                                                                      ----------

Italy -- 2.9%
Credito Italiano                                           119,500       323,455
ENI SPA                                                     48,700       307,330
Ifi istit Fin Priv Itl 1000                                 25,300       347,162
Istituto Nazionale Delle Assoc Ordinary Shares             123,000       195,571
Telecom Italia Spa                                          40,122       268,716
                                                                      ----------
                                                                       1,442,234
                                                                      ----------

Japan -- 25.8%
Ajinomoto Co. Inc.                                          57,000       501,619
Amada Co., Ltd.                                             28,000       162,491
Bank Of Kyoto                                               52,000       254,280
Best Denki Co.+                                             64,000       419,759
Casio Computer Co. Ltd.                                     46,000       412,453
Chichibu Onoda Cement Corp.                                 98,000       266,052
Fuji Bank                                                   25,000       276,048
Fuji Electric Co.                                           83,000       252,204
Gunma Bank                                                  37,000       316,397
Higo Bank                                                   39,000       241,220
Hitachi Chemical                                            36,000       270,486
Hokkaido Electric Power                                     13,000       209,381

     The accompanying notes arean integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                  Schedule of Investments - September 30, 1997

                                                                         Value
Security                                                   Shares      (Note 1A)
--------------------------------------------------------------------------------

Japan (continued)
Hokuetsu Paper Mills                                     71,000      $   380,789
Japan Radio                                              37,000          282,607
Joyo Bank                                                57,000          290,560
Kandenko                                                 41,000          253,591
Kikkoman Corp.                                           40,000          237,443
Kokusai Electric                                         27,000          479,701
Kokuyo Co. Ltd                                           13,000          308,676
Konica Corporation                                       38,000          203,171
Kyodo Printing Co.                                       44,000          258,265
Kyowa Hakko Kogyo+                                       74,000          396,264
Matsushita Electric Works                                26,000          271,980
Minolta Co. Ltd.                                         53,000          250,809
Nichicon Corp.                                           48,000          593,773
Nippon Shinpan Co Ordinary Shares                       142,000          287,655
Nippon Telegraph and Telephone Corp.                         50          460,772
Nippon Yusen Kabushiki Kaish                             90,000          302,615
Nissan Fire & Marine Insurance                          117,000          480,822
Nissan Motors                                            65,000          388,543
Ono Pharmaceutical                                       21,000          625,903
Sakura Bank Ltd.                                         40,000          191,615
Seino Transportation Co. Ltd.                            41,000          371,025
Sumitomo Rubber                                          58,000          329,846
Sumitomo Warehouse+                                      89,000          409,348
Tokyo Electric Power Co., Inc.                           18,000          346,700
Toshiba Tungaloy                                         59,000          205,729
Toyo Suisan Kaisha Ltd.                                  37,000          340,971
Yamaha Motor                                             28,000          241,760
                                                                     -----------
                                                                      12,773,323
                                                                     -----------

Malaysia -- 2.7%
Faber Group Berhad*                                     263,000          133,605
Golden Hope Plantations Bhd                             164,000          238,325
Petronas Dagangan Berhad                                112,000          179,310
Public Bank Berhad Ord                                  110,000           83,313
Renong Berhad                                           233,000          229,557
RJ Reynolds Berhad                                       81,000          138,408
Systems Telekom Malaysia                                 43,500          131,920
Technology Resources Industries                         113,000          137,075
UMW Holdings                                             31,000           62,038
                                                                     -----------
                                                                       1,333,551
                                                                     -----------

Netherlands -- 8.0%
ASR Verzekeringsgroep NV                                  6,800          344,352
Gamma Holding                                             6,700          366,971
ING Groep                                                12,930          595,486
KLM Royal Dutch Ari Ord                                  18,300          640,860
Pakhoed Holding NV Rotter                                 7,700          273,531

     The accompanying notes arean integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                  Schedule of Investments - September 30, 1997

                                                                         Value
Security                                                   Shares      (Note 1A)
--------------------------------------------------------------------------------

Netherlands (continued)
Philips Electronics NV Ordinary Shares                       3,300    $  280,016
Royal Dutch Petroleum Co.                                   25,600     1,436,986
                                                                      ----------
                                                                       3,938,202
                                                                      ----------

Singapore -- 1.8%
First Capital Corp-Singapore Ordinary Shares                36,000        80,523
Haw Par Bros Ordinary Shares                               151,000       293,309
Overseas Union Bank                                         37,000       164,552
Robinson & Co.                                              58,000       278,810
Singapore Telecom Ltd.                                      58,000        98,247
                                                                      ----------
                                                                         915,441
                                                                      ----------

Switzerland -- 6.7%
Grands Magasins Jelmoli Br                                     450       363,279
Julius Baer Holdings                                           200       308,425
Nestle Registered Shares                                       330       461,312
Novartis AG                                                    900     1,384,807
Vontobel Holding AG                                          1,050       814,325
                                                                      ----------
                                                                       3,332,148
                                                                      ----------

United Kingdom -- 16.5%
Amec PLC                                                   181,700       440,386
Anglian Water PLC                                           32,100       424,533
Bank Of Scotland                                            46,000       380,553
Barclays PLC 1P Ordinary Shares                             35,300       955,098
BG PLC                                                     104,000       452,876
British Petroleum Co. PLC                                   34,200       516,684
English China Clays PLC                                    123,000       561,450
General Accident PLC                                        38,300       674,857
Hazlewood Foods PLC                                        192,000       463,799
I M I PLC Ordinary Shares                                   64,700       428,623
Kwik Save Group PLC                                         97,000       546,213
Lex Service PLC Ordinary Shares                             88,000       636,302
Royal & Sun Alliance Insurance Group                        55,300       525,847
Smith and Nephew Associated                                175,000       534,426
Transport Development Group PLC                            119,000       373,024
Unigate PLC                                                 26,300       240,100
                                                                      ----------
                                                                       8,154,771
                                                                      ----------

TOTAL EQUITIES (COST $47,989,968)                                     48,527,411
                                                                      ----------

     The accompanying notes arean integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                  Schedule of Investments - September 30, 1997

                                                                 Par        Value
Security                                 Rate      Maturity     Value     (Note 1A)
------------------------------------------------------------------------------------
 BONDS AND NOTES -- 0.4%

U.S. Government -- 0.4%
FHLB+                                    5.800%+   12/17/1997  $172,000   $  169,991
                                                                         -----------
Total U.S. Government (Cost $170,013)                                        169,991
                                                                         -----------

TOTAL BONDS AND NOTES (COST $170,013)                                        169,991
                                                                         -----------

TOTAL INVESTMENTS -- 98.4% (COST $48,159,981)                            $48,697,402

Other Assets, Less Liabilities -- 1.6%                                       799,935
                                                                         ===========

NET ASSETS -- 100%                                                       $49,497,337
                                                                         ===========


Notes to the Schedule of Investments:

FHLB - Federal Home Loan Bank
* Non-income producing security.
+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 6).
+ Rate noted is yield to maturity.

     The accompanying notes arean integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                          Notes to Financial Statements

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Equity Fund (the "Fund") is a separate, diversified investment series of the Trust.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A.  Investment security valuations--

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B.  Securities transactions and income--

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      C.  Federal taxes--

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      D.  Foreign currency transactions--

      Investment security valuations, other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      E.  Distributions to shareholders--

      Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                          Notes to Financial Statements

      F.  Change in fiscal year end--

      The Board of Trustees voted on July 12, 1997 to change the fiscal year end of the Fund from December 31 to September 30, effective September 30, 1997.

(2)   Investment Advisory Fee:

      The investment advisory fee paid to Standish International Management Company, L.P. ("SIMCO") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. SIMCO voluntarily agreed to limit total Fund operating expenses to 1.00% of the Fund's average daily net assets for the period April 1, 1997 to September 30, 1997. Prior to April 1, 1997, SIMCO voluntarily agreed to limit total Fund operating expenses to 0.50% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by SIMCO at any time. For the nine months ended September 30, 1997 and the year ended December 31, 1996, SIMCO voluntarily waived a portion of its investment advisory fee in the amount of $215,367 and $402,258, respectively. The Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Trust from SIMCO. Certain of the trustees and officers of the Trust are directors or officers of SIMCO or its affiliates.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term investments, were as follows:

                                            Nine Months Ended            Year Ended
                                           September 30, 1997         December 31, 1996
                                        ------------------------  ------------------------
                                         Purchases      Sales      Purchases       Sales
                                        -----------  -----------  -----------  -----------
      U.S. Government Securities .....  $   392,507           --  $23,042,519  $26,292,529
                                        ===========  ===========  ===========  ===========
      Investments (non-U.S. Government
      Securities) ....................  $75,499,625  $76,910,303  $50,287,925  $58,275,201
                                        ===========  ===========  ===========  ===========

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                      Nine Months
                                         Ended       Year Ended     Year Ended
                                     September 30,  December 31,   December 31,
                                         1997           1996            1995
                                     ------------   ------------   ------------
      Shares sold .................       258,881        147,664        535,762
      Shares issued to shareholders
        in payment of distributions
        declared ..................       109,893        144,612         12,155
      Shares redeemed .............      (322,069)      (764,772)    (2,539,577)
                                     ------------   ------------   ------------
      Net increase/(decrease) .....        46,705       (472,496)     1,991,660
                                     ============   ============   ============

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                          Notes to Financial Statements

(5) Federal Income Tax Basis of Investment Securities: The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1997, as computed on a federal income tax basis, were as follows:

      Aggregate Cost..................................  $48,209,363
                                                        ===========

      Gross unrealized appreciation...................   $3,599,881
      Gross unrealized depreciation...................   (3,111,842)
                                                        -----------
      Net unrealized appreciation (depreciation)......     $488,039
                                                        ===========
(6)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following financial instruments with off-balance sheet risk:

      Options--

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Net Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. During the nine months ended September 30, 1997, the Fund had no written option transactions, nor were there any open written option contracts at September 30, 1997.

      Forward currency exchange contracts--

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                          Notes to Financial Statements

      At September 30, 1997, the Fund held the following forward foreign currency exchange contracts:

                                                              U.S.$        U.S.$
                            Local      Contract    U.S. $   Aggregate   Unrealized
      Contracts to        Principal     Value      Market     Face     Appreciation/
      Receive               Amount       Date      Value     Amount   (Depreciation)
      ------------------------------------------------------------------------------

      Danish Krone        $ 991,786    10/02/97  $ 147,929  $ 147,528   $        401
                                                 -----------------------------------
                                                 $ 147,929  $ 147,528   $        401
                                                 ===================================



                                                              U.S.$        U.S.$
                            Local      Contract    U.S. $   Aggregate   Unrealized
      Contracts to        Principal     Value      Market     Face     Appreciation/
      Deliver               Amount       Date      Value     Amount   (Depreciation)
      ------------------------------------------------------------------------------
      German Deutshe
      Mark                $ 12,223     10/01/97  $   6,940  $   6,941   $         1
      British Pound
      Sterling            $ 478,307    10/02/97  $ 772,766  $ 767,854   $    (4,912)
      Malaysian Ringgit   $ 252,531    10/02/97  $  77,743  $  80,246   $     2,503
                                                 -----------------------------------
                                                 $ 857,449  $ 855,041   $    (2,408)
                                                 ===================================


      Futures contracts--

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts' terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At September 30, 1997, the Fund held the following futures contracts:

                                                         Underlying     Unrealized
                                            Expiration   Face Amount   Appreciation/
            Contract           Position        Date        at Value    (Depreciation)
      ---------------------  ------------  ------------  ------------  -------------
      Eurotop 100 Futures
      (3 contracts)             Long        12/23/97     $   673,500    $   25,050
      Topix Futures (3
      contracts)                Long        12/12/97     $   359,518    $  (19,454)
                                                        =============  =============
                                                           1,033,018         5,596
                                                        =============  =============

      At September 30, 1997, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                          Notes to Financial Statements

      Interest rate swap contracts--

      Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the assets or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. During the nine months ended September 30, 1997, the Fund did not enter into any interest rate swap contract transactions. Gains and losses are realized upon the expiration of closing of the swap contracts. At September 30, 1997, the Fund had no open interest rate swap contracts.

(7)   Concentration of Credit Risk:

      The Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan. The Fund may be more susceptible to political, social and economic events adversely affecting Japanese companies than funds not so concentrated.

(8)   Tax Information -- Unaudited

      The Fund paid distributions of $0.6945 from long term capital gains during the nine months ended September 30, 1997. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $1,327,630 as capital gain dividends for the nine months ended September 30, 1997. All of this amount represents a 28% tax rate gain distribution.

      The Fund paid foreign taxes of $136,256 and the Fund recognized $1,071,169 of foreign source income during the nine months ended September 30, 1997. Pursuant to section 853 of the Internal Revenue Code the Fund designates $0.0649 per share of foreign taxes paid and $0.5100 per share (for a share outstanding at September 30, 1997) of income earned from foreign sources in the nine months ended September 30, 1997.

                        Report of Independent Accountants

      To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Equity Fund:

      We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish International Equity Fund (the "Fund"), including the schedule of investments, as of September 30, 1997, and the related statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, the statements of changes in net assets for the nine months ended September 30, 1997 and the two years in the period ended December 31, 1996 and the financial highlights for the nine months ended September 30, 1997 and the four years in the period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish International Equity Fund as of September 30, 1997, and the results of its operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, changes in its net assets for the nine months ended September 30, 1997 and the two years in the period ended December 31, 1996 and the financial highlights for the nine months ended September 30, 1997 and the four years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

      Coopers & Lybrand L.L.P.
      Boston, Massachusetts
      November 11, 1997

         [GRAPHIC OMITTED] Standish, Ayer & Wood, Inc.
                           One Financial Center
                           Boston, Massachusetts 02111-2662
                           (617) 350-6100